Exhibit (4)(c)(x)(3)

BROADWING INC.
201 EAST FOURTH STREET
CINCINNATI, OHIO 45202

April 30, 2004

Goldman Sachs Direct Investment Fund 2000, L.P.	Dover Capital Management 2 LLC
Goldman, Sachs & Co.	c/o Falcon Investment Group
c/o Goldman, Sachs & Co.	1180 Ave of Americas
85 Broad Street,	Suite 1400
New York, New York 10004	New York, NY 10036

TCW/Crescent Mezzanine Partners III, L.P.	C-Squared CDO Ltd.
TCW/Crescent Mezzanine Trust III	c/o TCW/Crescent Mezzanine LLC
TCW/Crescent Mezzanine Partners III Netherlands, L.P.	200 Park Avenue, 22nd Floor
c/o TCW/Crescent Mezzanine LLC	New York, New York 10166
200 Crescent Court, Suite 1600
Dallas, Texas 75201

Western and Southern Life Insurance Company	GS Mezzanine Partners II, L.P.
c/o Fort Washington Investment Advisers	GS Mezzanine Partners II Offshore, L.P.
420 East 4th Street	85 Broad Street
Cincinnati, Ohio 45202	New York, New York 10004

Oak Hill Securities Fund, L.P.	Lerner Enterprises, L.P.
Oak Hill Securities Fund II, L.P.	P&PK Family Limited Partnership
Oak Hill Credit Partners I, Limited	Cardinal Investment Partners I, L.P.
Oak Hill Credit Partners II, Limited	c/o Oak Hill Advisors, L.P.
c/o Oak Hill Advisors, L.P.	201 Main Street, Suite 2600
201 Main Street, Suite 2600	Fort Worth, Texas 76102
Fort Worth, Texas 76102

Re: Amendment to the Purchase Agreement

Gentlemen:

     Reference is made to the Purchase Agreement (the “Purchase Agreement”), dated as of December 9, 2002, as amended to the date hereof, among Cincinnati Bell Inc. (f/k/a Broadwing Inc.), an Ohio corporation (the “Company”), and the persons specified as Purchasers in Schedule 1 to the Purchase Agreement, regarding the purchase of Senior Subordinated Notes and warrants to purchase common stock of the Company. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Purchase Agreement.

1.	The Purchase Agreement shall be amended as follows:

1.1	Section 9(ii) (Annual Statements) shall be amended by deleting the words “one hundred twenty-five (125) days” and inserting “one hundred fifty-five (155) days”.

     Except as specifically set forth herein, the provisions of the Purchase Agreement and the Exhibits and Schedules attached thereto remain in full force and effect. This letter amendment shall not constitute an amendment or waiver of any provision of the Purchase Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Company, except to the extent expressly set forth herein.

[Signature Pages Follow]

     This letter amendment shall be governed by the internal laws of the State of New York, without regard to the conflict-of-law principles thereof which would require the application of laws of any other state.

Very truly yours, CINCINNATI BELL (f/k/a Broadwing Inc.)
By:
Name:
Title:

Agreed to and accepted by:

GS MEZZANINE PARTNERS II, L.P.

By:	GS Mezzanine Advisors II, L.L.C.,
its general partner

By:

Name:
Title:

GS MEZZANINE PARTNERS II OFFSHORE, L.P.

By:	GS Mezzanine Advisors II, L.L.C.
its general partner

By:

Name:
Title:

Agreed to and accepted by:

GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.

By:	GS Employee Funds 2000 GP, L.L.C.,
its general partner

By:

Name:
Title:

Agreed to and accepted by:

GOLDMAN, SACHS & Co.

By:

Name:
Title:

Agreed to and accepted by:

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.
TCW/CRESCENT MEZZANINE TRUST III
TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

By:	TCW/Crescent Mezzanine Management III, L.L.C.,
its Investment Manager

By:	TCW Asset Management Company,
its Sub-Advisor

By:

Name:
Title:

Agreed to and accepted by:

C-SQUARED CDO LTD.

By:	TCW Advisors, Inc.,
as its Portfolio Manager

By:

Name:
Title:

Agreed to and accepted by:

WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:

Name:
Title:

Agreed to and accepted by:

DOVER CAPITAL MANAGEMENT 2 LLC

By:

Name:
Title:

Agreed to and accepted by:

OAK HILL SECURITIES FUND, L.P.

By:	Oak Hill Securities GenPar, L.P.
its General Partner

By:	Oak Hill Securities MGP, Inc.,
its General Partner

By:

Name:
Title:

Agreed to and accepted by:

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar II, L.P.
its General Partner

By:	Oak Hill Securities MGP II, Inc.,
its General Partner

By:

Name:
Title:

Agreed to and accepted by:

OAK HILL ASSET MANAGEMENT, INC.
As advisor and attorney-in-fact to
Lerner Enterprises, L.P.

By:

Name:
Title:

Agreed to and accepted by:

OAK HILL ASSET MANAGEMENT, INC.
As advisor and attorney-in-fact to
P&PK Family Ltd. Partnership

By:

Name:
Title:

Agreed to and accepted by:

CARDINAL INVESTMENT PARTNERS, L.P.:

OAK HILL ADVISORS, L.P.

By:	Oak Hill Advisors MGP, Inc.
its General Partner

By:

Name:
Title:

Agreed to and accepted by:

Agreed to and accepted by:

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager

By:

Name:
Title:

Agreed to and accepted by:

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC
As Investment Manager

By:

Name:
Title: